                                                                 EXHIBIT 23.1(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Form 10-K.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas
December 10, 1996